UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

APIGEE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Apigee Corporation (“Apigee”) by Google Inc. (“Parent”) and Areopagus Inc., a wholly owned subsidiary of Parent (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated September 7, 2016 by and among the Ares, Parent and Merger Sub:

(i)	Blog Post;

(ii)	Email to Customers and Commercial Partners;

(iii)	Email to Employees;

(iv)	Customer and Partner Frequently Asked Questions;

(v)	Announcement Banner

Each item listed above was first used or made available on September 8, 2016.

Apigee to Join Google

Chet Kapoor (@ChetKapoor)

Sep 08, 2016

Today, we are excited to announce that Apigee has entered into a definitive agreement to be acquired by Google.

Apigee’s mission has been to build a company that powers the APIs and delivers the know-how to help enterprises navigate a new kind of business reality and operate as modern digital businesses in a multi-cloud world.

Many companies understand the importance of using digital technologies to transform business models and processes, but often they pursue digital and cloud independently. Not only are they trying to deliver digital experiences that are fast and convenient for their customers and partners, but their IT organizations are also shifting infrastructure to the cloud to increase agility and lower costs. Smart companies realize that these are two sides of the same coin; that digital strategy must converge with cloud strategy.

Apigee is proud to be a leader in APIs. We have a solid track record of working hand in hand with some of the largest and most demanding brands in the world to solve new problems and create new products. We can’t wait to see how much better and faster we can be with Google.

We’re grateful to the hundreds of customers and thousands of developers who use Apigee. Working together so closely has helped us deeply understand your needs and we are humbled by what we learn from you. We look forward to partnering with you for many years to come.

Building a company requires having a point of view and more importantly, executing on it consistently. This would not have been possible without the passion and hard work of all Apigeeks past and present. Thank you, Apigeeks.

We’re excited to accelerate our journey to connect the world through APIs as part of the Google team.

About the Transaction

Apigee® (NASDAQ: APIC), today announced that it has entered into a definitive agreement under which Google will acquire Apigee for $17.40 per share in cash, for a total value of approximately $625 million. The transaction is subject to the satisfaction of customary closing conditions, including Apigee stockholder approval and applicable regulatory approvals. The companies expect the transaction to close by the end of 2016.

For additional information, see the Overview and Frequently Asked Questions (PDF).

Additional Information and Where to Find It

In connection with the transaction, Apigee (“the Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR

SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investors.apigee.com).

Participants in the Solicitation

Apigee and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apigee’s stockholders with respect to the transaction. Information about Apigee’s directors and executive officers and their ownership of Apigee’s Common Stock is set forth in Apigee’s proxy statement on Schedule 14A filed with the SEC on November 25, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Google and Apigee, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Apigee’s business and the price of the common stock of Apigee, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Apigee and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Apigee’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Google or Apigee, including disruptions to relationships with customers, licensees and other business partners of Apigee and potential difficulties in Apigee employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Apigee’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Google or against Apigee related to the merger agreement or the transaction, (viii) the ability of Google to successfully integrate Apigee’s operations, product lines, and technology within the expected time-line or at all, and (ix) the ability of Google to implement its plans, forecasts, and other expectations with respect to Apigee’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect Apigee’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results

of Operations” and elsewhere in Apigee’s Quarterly Report on Form 10-Q filed with the SEC on May 27, 2016. Apigee’s SEC filings are available on the Investor Relations section of the Company’s website at http://investors.apigee.com and on the SEC’s website at www.sec.gov. While Apigee may elect to update forward-looking statements at some point in the future, Apigee specifically disclaims any obligation to update the forward-looking statements provided to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and, therefore, you should not rely on these forward-looking statements as representing Apigee’s views as of any date subsequent to today.

Today we’re excited to announce that Apigee has entered into a definitive agreement to be acquired by Google.

We’re deeply grateful to you, the amazing customers, partners, and developers who use Apigee. Working together so closely has helped us deeply understand your needs and we are humbled by what we’ve learned from you. We can’t wait to see how much better and faster we can be with Google.

You can find more information at apigee.com/about/apigee-join-google and please reach out to us should you have any questions.

Thank you for your support. We look forward to partnering with you for many years to come.

Chet Kapoor,

Apigee CEO

Additional Information and Where to Find It

In connection with the transaction, Apigee (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investors.apigee.com).

Participants in the Solicitation

Apigee and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apigee’s stockholders with respect to the transaction. Information about Apigee’s directors and executive officers and their ownership of Apigee’s Common Stock is set forth in Apigee’s proxy statement on Schedule 14A filed with the SEC on November 25, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Google and Apigee, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,”

“may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Apigee’s business and the price of the common stock of Apigee, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Apigee and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Apigee’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Google or Apigee, including disruptions to relationships with customers, licensees, and other business partners of Apigee and potential difficulties in Apigee employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Apigee’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Google or against Apigee related to the merger agreement or the transaction, (viii) the ability of Google to successfully integrate Apigee’s operations, product lines, and technology within the expected time-line or at all, and (ix) the ability of Google to implement its plans, forecasts, and other expectations with respect to Apigee’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect Apigee’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in Apigee’s Quarterly Report on Form 10-Q filed with the SEC on May 27, 2016. Apigee’s SEC filings are available on the Investor Relations section of the Company’s website at http://investors.apigee.com and on the SEC’s website at www.sec.gov. While Apigee may elect to update forward-looking statements at some point in the future, Apigee specifically disclaims any obligation to update the forward-looking statements provided to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and, therefore, you should not rely on these forward-looking statements as representing Apigee views as of any date subsequent to today.

Email to Employees

Super excited that Apigee has entered into a definitive agreement to be acquired by Google. Grateful to all Apigeeks – past and present, who have been so passionate and worked so hard to build this company. This wouldn’t have been possible without you.

Really proud that we’ve continued to play our game through the ups and downs. We’ve adapted and re-tooled as needed along the way, but kept our eyes fixed on the target – execution. Today that focus has paid off and our journey continues as we look forward to joining forces with the Google team that is also very talented and passionate.

More information at the all hands in a couple of hours!

~ Chet

Additional Information and Where to Find It

In connection with the transaction, Apigee (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investors.apigee.com).

Participants in the Solicitation

Apigee and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apigee’s stockholders with respect to the transaction. Information about Apigee’s directors and executive officers and their ownership of Apigee’s Common Stock is set forth in Apigee’s proxy statement on Schedule 14A filed with the SEC on November 25, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Overview and Frequently Asked Questions

Apigee to join Google

On September 8, 2016, Apigee announced that it has entered into a definitive agreement to be acquired by Google.

Overview and Strategy

What is the rationale for this acquisition?

From Chet Kapoor, CEO Apigee blog

Apigee’s mission has been to build a company that powers the APIs and delivers the know-how to help enterprises navigate a new kind of business reality and operate as modern digital businesses in a multi-cloud world.

Many companies understand the importance of using digital technologies to transform business models and processes, but often they pursue digital and cloud independently. Not only are they trying to deliver digital experiences that are fast and convenient for their customers and partners, but their IT organizations are also shifting infrastructure to the cloud to increase agility and lower costs. Smart companies realize that these are two sides of the same coin; that digital strategy must converge with cloud strategy.

Apigee is proud to be a leader in APIs. We have a solid track record of working hand in hand with some of the largest and most demanding brands in the world to solve new problems and create new products. We can’t wait to see how much better and faster we can be with Google.

Blog: Diane Greene, SVP Google’s cloud businesses

Blog: Chet Kapoor, CEO Apigee

Business Continuity

How will the proposed acquisition impact the Apigee product roadmap?

There is no change. It is business as usual. Please continue to work with Apigee as you have been doing. Until the transaction closes, Apigee will continue to operate independently.

Should I contact Google about Apigee products and services?

No. Please continue to work with Apigee as you have been doing and use existing Apigee contacts to address immediate and ongoing needs. Until the transaction closes, Apigee will continue to operate independently.

Should I contact Apigee about Google products and services?

No. Until the transaction closes, Apigee will continue to operate independently.

Can I still purchase Apigee products and services?

Yes. Apigee products and services continue to be available. It is business as usual. Please contact your existing Apigeek, or visit www.Apigee.com for contact information.

©2016 Apigee Corp. All Rights Reserved.

Should Apigee customers continue to call Apigee customer support?

Yes. Apigee customers should continue to use existing Apigee support and Community to address immediate and ongoing needs. We will communicate all changes and transitions occurring after the close of the transaction well in advance through these familiar channels.

Should Apigee partners continue to work directly with Apigee?

Yes. Partners should continue to work with Apigee as you have been doing and use existing Apigee contacts to address immediate and ongoing needs. If contact information changes, we will communicate these changes through normal channels.

Will training for partners on Apigee products and services continue?

Yes.

Will Apigee still host its planned events such as the Adapt or Die World Tour?

Yes.

Additional Information and Where to Find It

In connection with the transaction, Apigee (“the Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investors.apigee.com).

Participants in the Solicitation

Apigee and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apigee’s stockholders with respect to the transaction. Information about Apigee’s directors and executive officers and their ownership of Apigee’s Common Stock is set forth in Apigee’s proxy statement on Schedule 14A filed with the SEC on November 25, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Google and Apigee, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this

©2016 Apigee Corp. All Rights Reserved.

communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Apigee’s business and the price of the common stock of Apigee, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Apigee and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Apigee’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Google or Apigee, including disruptions to relationships with customers, licensees, and other business partners of Apigee and potential difficulties in Apigee employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Apigee’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Google or against Apigee related to the merger agreement or the transaction, (viii) the ability of Google to successfully integrate Apigee’s operations, product lines, and technology within the expected time-line or at all, and (ix) the ability of Google to implement its plans, forecasts, and other expectations with respect to Apigee’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect Apigee’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in Apigee’s Quarterly Report on Form 10-Q filed with the SEC on May 27, 2016. Apigee’s SEC filings are available on the Investor Relations section of the Company’s website at http://investors.apigee.com and on the SEC’s website at www.sec.gov. While Apigee may elect to update forward-looking statements at some point in the future, Apigee specifically disclaims any obligation to update the forward-looking statements provided to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and, therefore, you should not rely on these forward-looking statements as representing Apigee’ views as of any date subsequent to today.

©2016 Apigee Corp. All Rights Reserved.

Apigee to Join Google

On September 8, 2016, Google announced that it has entered into a definitive agreement to acquire Apigee.

Apigee is proud to be a leader in APIs. We have a solid track record of working hand in hand with some of the largest and most demanding brands in the world to solve new problems and create new products. We can’t wait to see how much better and faster we can be with Google.

We’re excited to accelerate our journey to connect the world through APIs as part of the Google team.

Press Release

Information for Customers and Partners

Blog: Chet Kapoor, CEO Apigee

Overview and Frequently Asked Questions (PDF)

Additional Information and Where to Find It

In connection with the transaction, Apigee (“the Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investors.apigee.com).

Participants in the Solicitation

Apigee and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apigee’s stockholders with respect to the transaction. Information about Apigee’s directors and executive officers and their ownership of Apigee’s Common Stock is set forth in Apigee’s proxy statement on Schedule 14A filed with the SEC on November 25, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Google and Apigee, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Apigee’s business and the price of the common stock of Apigee, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Apigee and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Apigee’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Google or Apigee, including disruptions to relationships with customers, licensees, and other business partners of Apigee and potential difficulties in Apigee employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Apigee’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Google or against Apigee related to the merger agreement or the transaction, (viii) the ability of Google to successfully integrate Apigee’s operations, product lines, and technology within the expected time-line or at all, and (ix) the ability of Google to implement its plans, forecasts, and other expectations with respect to Apigee’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect Apigee’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in Apigee’s Quarterly Report on Form 10-Q filed with the SEC on May 27, 2016. Apigee’s SEC filings are available on the Investor Relations section of the Company’s website at http://investors.apigee.com and on the SEC’s website at www.sec.gov. While Apigee may elect to update forward-looking statements at some point in the future, Apigee specifically disclaims any obligation to update the forward-looking statements provided to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and, therefore, you should not rely on these forward-looking statements as representing Apigee’ views as of any date subsequent to today.